Exhibit 99.2

     Peter D. Aquino – President and Chief Executive OfficerJames C. Keeley – Chief Financial Officer   Fourth Quarter 2018 Earnings ReportMarch 14, 2019   © 2019 Internap Corporation (INAP)

 FORWARD-LOOKING STATEMENTS  Certain statements in this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding industry trends, our future financial position and performance, business strategy, revenues and expenses in future periods, projected levels of growth and other matters that do not relate strictly to historical facts. These statements are often identified by words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “continue,” “could” or “should,” that an “opportunity” exists, that we are “positioned” for a particular result, statements regarding our vision or similar expressions or variations. These statements are based on the beliefs and expectations of our management team based on information available at the time such statements are made. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. Therefore, actual future results and trends may differ materially from what is forecast in such forward-looking statements due to a variety of factors, including, without limitation: our ability to drive growth while reducing costs; our ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all; the robustness of the IT infrastructure services market; our ability to achieve or sustain profitability; our ability to expand margins and drive higher returns on investment; our ability to sell into new and existing data center space; the actual performance of our IT infrastructure services and our ability to improve operations; our ability to correctly forecast capital needs, demand and space utilization; our ability to respond successfully to technological change and the resulting competition; the geographic concentration of our data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; our ability to identify any suitable strategic transactions; our ability to realize anticipated revenue, growth, synergies and cost savings from the acquisition of SingleHop LLC (“SingleHop”); our ability to successfully integrate SingleHop’s sales, operations, technology, and products generally; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; the failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, data centers, network access points or computer systems; our ability to provide or improve Internet infrastructure services to our customers; our ability to protect our intellectual property; our substantial amount of indebtedness, our ability to raise additional capital when needed, on attractive terms, or at all, and our ability to service existing debt or maintain compliance with financial and other covenants contained in our credit agreement; our compliance with and changes in complex laws and regulations in the U.S. and internationally; our ability to attract and retain qualified management and other personnel; and volatility in the trading price of INAP common stock. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC and our other reports filed with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by INAP or on our behalf. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to INAP or persons acting on our behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and INAP undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  © 2019 Internap Corporation (INAP)  2

 NON-GAAP MEASURES  In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. INAP believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand our underlying performance and trends. Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition. Our method of calculating these non-GAAP financial measures may differ from methods used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP.We have provided in this presentation reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures.   © 2019 Internap Corporation (INAP)  3

KEY MILESTONES ACHIEVED

2016

September 2016
Peter D. Aquino joined INAP as President and CEO

November 2016
Announced 3-prong strategy:

- Cost-cutting
- Rebuild the Sales Team
- Balance Sheet improvement

2017

February 2017
Raised $43mm in common equity private placement

April 2017
Closed $325mm senior secured debt refinancing

September 2017
Internap rebrands as INAP

November 2017
Obtained control of INAP Japan

December 2017
Added second Flagship Atlanta DC with Coke as anchor tenant

2018

February 2018
Acquired SingleHop, a leading IaaS player

March 2018
Completed debt repricing to lower interest rate on term loan

July 2018
Added Phoenix DC Flagship with Bank of America as anchor tenant

August 2018
Announced Colt relationship in London

October 2018
Issued $40mm stock in public offering

December 2018
Accelerated 6 planned DC closures

INAP 2.0

INAP 2.0 WELL POSITIONED FOR 2019

© 2019 Internap Corporation (INAP)
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 © 2019 Internap Corporation (INAP)  5  3 YEAR FINANCIAL SUMMARY  Revenue  Net Loss Attributable to Shareholders  Adjusted EBITDA (non-GAAP)*  Adjusted EBITDA less Capex (non-GAAP)*  ($ in millions)   *Reconciliation to GAAP on pages 14-21

INAP'S ATTRIBUTES AT-A-GLANCE

53 DATA CENTERS

10 COUNTRIES

21 METRO MARKETS

102 GLOBAL POPs

125+ MW UTILITY POWER

1.2MM+ GSF

0.6MM SF

Tier III Design
Proven Track Record for Uptime

Supports Mission-Critical Infrastructure
Fortune 500 to Startups

3 Routes to Market
Direct, Channel, and Online



ADTECH

FINANCE

GAMING

HEALTHCARE

SOFTWARE

TECHNOLOGY INFRASTRUCTURE

© 2019 Internap Corporation (INAP)

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© 2019 Internap Corporation (INAP)  7  INAP’s UPGRADED GLOBAL NETWORK

 © 2019 Internap Corporation (INAP)  8  CONSOLIDATED EARNINGS SUMMARY   Reported Revenue and Adjusted EBITDA Increased YOY Increases are Partially Offset by Planned DC Closures in 2018   *Reconciliation to GAAP on pages 14-21

 © 2019 Internap Corporation (INAP)  9  INAP US BUSINESS UNIT RESULTS  Revenue  Business Unit Contribution (non-GAAP)*   *Reconciliation to GAAP on pages 14-21  INAP US Revenue Up YoY, Contribution Margin Stable 4Q New Baseline Established (Plus SingleHop, Minus 6 DC Closures)   ($ in millions)

 © 2019 Internap Corporation (INAP)  10  INAP INTL BUSINESS UNIT RESULTS  Revenue  Business Unit Contribution (non-GAAP)*  INAP INTL Revenue and Contribution Increasing SequentiallyPursuing Opportunities to Add More Colo Inventory at INAP INTL  ($ in millions)   *Reconciliation to GAAP on pages 14-21

 © 2019 Internap Corporation (INAP)  11  CASH FLOW AND BALANCE SHEET   INAP Increases Growth Capital to Fund Installs   *Reconciliation to GAAP on pages 14-21

   © 2019 Internap Corporation (INAP)  12  2019 guidance Ranges  Revenue  Adjusted EBITDA (non-GAAP)*  Capital Expenditures  $320-$330  $120-$130  $40-$50  ($ IN MILLIONS)  INAP 2.0 Positioned for Profitable Growth in 2019   *Reconciliation to GAAP on pages 14-21

 INAP’s Robust Product set  © 2019 Internap Corporation (INAP)  13  Pursuing Strategic Initiatives in the Digital Economy

 Appendix  Reconciliation of Non-GAAP Financial Measures  © 2019 Internap Corporation (INAP)  14

 © 2019 Internap Corporation (INAP)  15  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Normalized Net Loss Attributable to INAP Shareholders is a non-GAAP measure. Normalized Net Loss is GAAP net loss attributable to INAP shareholders plus exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives, realignment, and related costs, and acquisition costs.

 © 2019 Internap Corporation (INAP)  16  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Business Unit Contribution and Business Unit Contribution Margin are non-GAAP measures. Business Unit Contribution is defined as business unit revenues less direct costs of sales and services, customer support, and sales and marketing. Business Unit Contribution Margin is Business Unit Contribution as a percentage of business unit revenues.

 © 2019 Internap Corporation (INAP)  17  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Adjusted EBITDA is GAAP net loss attributable to INAP Shareholders plus depreciation and amortization, interest expense, provision (benefit) for income taxes, other (income) expense, (gain) loss on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, and acquisition costs. Adjusted EBITDA margin is adjusted EBITDA as a percentage of revenues.

 © 2019 Internap Corporation (INAP)  18  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Adjusted EBITDA is GAAP net loss attributable to INAP shareholders plus depreciation and amortization, interest expense, provision for income taxes, other (income) expense, (gain) loss on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, and acquisition costs. Adjusted EBITDA margin is adjusted EBITDA as a percentage of revenues.

 © 2019 Internap Corporation (INAP)  19  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA less CapEx is a non-GAAP measure. Adjusted EBITDA less CapEx is Adjusted EBITDA less capital expenditures with Adjusted EBITDA for this non-GAAP measure defined as net cash flow provided by operating activities plus cash paid for interest, cash paid for taxes, cash paid for exit activities and restructuring, cash paid for strategic alternatives and related costs, cash paid for organizational realignment costs, cash paid for acquisition costs, and other working capital changes less capital expenditures.

 © 2019 Internap Corporation (INAP)  20  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Free Cash Flow and Unlevered Free Cash Flow are non-GAAP measures. Free Cash Flow is net cash flows provided by operating activities minus capital expenditures. Unlevered Free Cash Flow is Free Cash Flow plus cash interest expense.

 © 2019 Internap Corporation (INAP)  21  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Below is a reconciliation of forward looking GAAP Net Loss Attributable to INAP Shareholders to Adjusted EBITDA (non-GAAP) for full-year 2019 as follows: